Note 3 - BBVA Group	6 Months Ended
Jun. 30, 2020
Grupo BBVA
Grupo BBVA, Entity Information

3. BBVA Group

The BBVA Group is an international diversified financial group with a significant presence in retail banking, wholesale banking and asset management. The Group also operates in the insurance sector.

The following information is detailed in the Appendices to the consolidated Financial Statements of the Group for the year ended December 31, 2019:

•Appendix I shows relevant information related to the consolidated subsidiaries and structured entities.

•Appendix II shows relevant information related to investments in subsidiaries, joint ventures and associates accounted for using the equity method.

•Appendix III shows the main changes and notification of investments and divestments in the BBVA Group.

•Appendix IV shows fully consolidated subsidiaries with more than 10% owned by non-Group shareholders.

The BBVA Group’s activities are mainly located in Spain, Mexico, South America, the United States and Turkey, with an active presence in other areas of Europe and Asia (see Note 5).

Significant transactions in the first six months of 2020

Agreement for the alliance with Allianz, Compañía de Seguros y Reaseguros, S.A.

On April 27, 2020, BBVA reached an agreement with Allianz, Compañía de Seguros y Reaseguros, S.A. to create a bancassurance joint venture in Spain including a long-term exclusive distribution agreement for the sale of property-casualty insurance products through BBVA’s banking network in Spain. BBVA will transfer its non-life insurance business in Spain, excluding the health insurance line, to the new joint venture. Excluding a variable part of the price to be paid by Allianz (which may amount to up to €100 million related to achieving specific business goals and certain milestones), it is expected that the transaction will generate a profit net of taxes amounting to approximately €300 million, and that the positive impact on the fully loaded CET1 capital ratio of the BBVA Group will be approximately 7 basis points. The closing of the transaction is subject to obtaining the relevant regulatory authorizations from the competent authorities.

Significant transactions in 2019

Sale of BBVA’s stake in BBVA Paraguay

BBVA reached an agreement with Banco GNB Paraguay S.A., a subsidiary of Grupo Financiero Gilinski, for the sale of its shareholding, directly and indirectly, in Banco Bilbao Vizcaya Argentaria Paraguay, S.A. ("BBVA Paraguay"). BBVA owned, directly and indirectly, 100% of its share capital in BBVA Paraguay.

The sale price of the BBVA Paraguay shares amounts to approximately $270 million. In this type of transaction, the price is subject to adjustments between the date of signature and the closing date of the operation.

It is estimated that the gains (net of taxes) will amount to approximately €20 million and the positive impact on the Common Equity Tier 1 (fully loaded) of the BBVA Group will be approximately 6 basis points. The closing of the transaction is subject to obtaining the relevant regulatory approvals from the appropriate authorities.